UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2019

ENERGY TRANSFER OPERATING, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600,

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprC	New York Stock Exchange
7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprD	New York Stock Exchange
7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPprE	New York Stock Exchange
7.500% Senior Notes due 2020	ETP 20	New York Stock Exchange
4.250% Senior Notes due 2023	ETP 23	New York Stock Exchange
5.875% Senior Notes due 2024	ETP 24	New York Stock Exchange
5.500% Senior Notes due 2027	ETP 27	New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

364-Day Credit Agreement Amendment

On November 19, 2019, Energy Transfer Operating, L.P., a Delaware limited partnership (the “Partnership”), entered into Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement (the “Amendment”) with the lenders party thereto and the Administrative Agent pursuant to which the lenders thereto severally agreed to (a) extend the maturity date of the Partnership’s 364-day existing revolving credit facility provided pursuant to the 364-Day Credit Agreement, dated as of December 1, 2017 (as amended by that certain Amendment No. 1 to 364-Credit Agreement, Joinder and Extension Agreement, dated as of October 19, 2018, and as further amended, supplemented and modified, the “Credit Agreement”), by and among the Partnership, the several banks and other financial institutions party thereto and the Administrative Agent of the Credit Agreement, for an additional 364 days to November 27, 2020, with such extension to become effective on November 29, 2019, and (b) amend certain other provisions of the Credit Agreement as more specifically set forth in the Amendment.

The disclosure contained in this Item 1.01 does not purport to be a complete description of the Amendment and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Exhibits

Exhibit Number	Description

10.1

Amendment No. 2 to 364-Day Credit Agreement and Extension Agreement dated as of November 19, 2019 among Energy Transfer Operating, L.P., Sunoco Logistics Partners Operations L.P., Wells Fargo Bank, National Association, as Administrative Agent, the other lenders party thereto and the other parties named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER OPERATING, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C, its general partner

Date: November 21, 2019

	By:	/s/ Thomas E. Long
Thomas E. Long
Chief Financial Officer